UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Veri-Tek International, Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VERI-TEK INTERNATIONAL, CORP.

7402 W. 100th Place

Bridgeview, Illinois 60455

To All Shareholders of Veri-Tek International, Corp.:

You are being asked to consider and provide written consent to the proposal to amend the Company’s Articles of Incorporation to change the Company’s name to “Manitex International, Inc.”

Only shareholders of record at the close of business on the record date set by the Board of Directors, February 28, 2008, are entitled to notice of this solicitation and to give their consent with respect to the proposal.

The proposal is more fully described in the accompanying Consent Solicitation Statement, which forms a part of this notice. We encourage you to read these materials carefully.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU CONSENT TO THE PROPOSAL. PLEASE INDICATE YOUR CONSENT BY COMPLETING, SIGNING, AND DATING THE ENCLOSED SHAREHOLDER CONSENT FORM AND RETURNING IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. WE WILL BE AUTHORIZED TO EFFECTUATE THE ACTIONS DESCRIBED IN THE PROPOSAL WHEN WE HAVE RECEIVED CONSENTS FROM HOLDERS REPRESENTING A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY.

By Order of the Board of Directors

David J. Langevin
Chairman of the Board and Chief Executive Officer

Bridgeview, Illinois

March [__], 2008

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, YOUR CONSENT IS IMPORTANT.

Please indicate your consent by completing, signing, dating, and returning the enclosed shareholder consent form in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

VERI-TEK INTERNATIONAL, CORP.

7402 W. 100th Place

Bridgeview, Illinois 60455

CONSENT SOLICITATION STATEMENT

This Consent Solicitation Statement is being furnished to holders of the common stock of Veri-Tek International, Corp., a Michigan corporation (“Veri-Tek” or the “Company”), in connection with the solicitation of written consents by our Board of Directors (the “Board”).

This Consent Solicitation Statement and the accompanying shareholder consent form are being mailed to our shareholders on or about February 28, 2008.

INTRODUCTION

INFORMATION ABOUT THE CONSENT SOLICITATION

What is the purpose of the solicitation?

We are soliciting your consent for the purpose of obtaining shareholder approval of the following proposal:

•	Approval of the amendment of the Company’s Articles of Incorporation to change the Company’s name to “Manitex International, Inc.”

Who is entitled to act on this proposal?

Our Board has established February 28, 2008 as the record date for purposes of the consent solicitation. Only shareholders of record at the close of business on that date will be entitled to act on the proposal and to receive this Consent Solicitation Statement.

Will this proposal be considered at a shareholders’ meeting?

No. Our bylaws provide that shareholder approval of matters such as the proposal may be obtained by written consent, without a meeting.

What are the rights of the shareholders to consent to this proposal?

Shareholders receiving this Consent Solicitation Statement are entitled, in effect, to one vote per share with respect to the proposal. Our bylaws provide that the consent of the holders of a majority of the shares of our common stock outstanding on the February 28, 2008 record date will be required for approval of the proposal. On the record date, there were [9,805,875] shares of our common stock issued and outstanding.

Abstentions and so-called broker non-votes in response to this solicitation will have the same effect as the withholding of consent with respect to the proposal.

Who pays to prepare, mail, and solicit the consents?

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Consent Solicitation Statement, the shareholder consent form, and any additional consent solicitation material furnished to shareholders. The original solicitation of consents by mail may be supplemented by a solicitation by telephone, facsimile, or other means by our directors, officers, or employees. No additional compensation will be paid to these individuals for any of those services. We will reimburse brokerage firms and other nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in forwarding the consent solicitation materials to the beneficial owners of Company common stock held of record by them. Except as described above, we do not presently intend to solicit consents other than by mail.

When will the proposal be effected?

The proposal will have been approved as soon as we have received valid consents from the holders of a majority of the shares entitled to act on the proposal. We will effect the amendment to our Articles of Incorporation to change the name of the Company to Manitex International, Inc. by filing a Certificate of Amendment with the Michigan Department of Labor and Economic Growth as soon as practicable following approval of the name change amendment proposal.

What are the Board’s recommendations?

The Board of Directors unanimously approved the proposal and recommends that the shareholders consent to it.

How do I grant my consent to the proposal?

You grant your consent to the proposal by indicating your consent on the enclosed shareholder consent form and returning the shareholder consent form in accordance with the directions indicated on the shareholder consent form. IF NO DIRECTIONS ARE INDICATED, SHAREHOLDER CONSENT FORMS RETURNED TO US WILL BE COUNTED “FOR” THE PROPOSAL DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT.

Can I revoke my consent?

Yes, but in order for a revocation to be effective it must be received by us prior to the earlier of the date the Company has sufficient consents to consummate the proposed action or April 28, 2008. A revocation may be submitted by:

•	Giving written notice of revocation to our Secretary; or

•	Properly submitting to us a duly executed shareholder consent form bearing a later date.

All written notices of revocation or shareholder consent forms should be addressed to: Veri-Tek International, Corp., 7402 W. 100th Place, Bridgeview, Illinois, 60455, Attention: Secretary.

Do I need to do anything if I am opposed to the proposal?

No. Your failure to return the enclosed shareholder consent form will be sufficient to indicate the withholding of your consent.

What is the cut-off date for responding to this solicitation?

April 28, 2008. No consents will be accepted after that date. If sufficient consents for the proposal have not been received by that date, the proposal will not be approved.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 31, 2007, with respect to the beneficial ownership of the Company’s common stock by: (i) each person known by us to be the beneficial owner of more than 5% of the Company’s common stock; (ii) each director and nominee for director; (iii) each named executive officer; and (iv) all of our executive officers and directors as a group. Except as otherwise indicated, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by such person.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percentage of Common Stock Beneficially Owned(2)
5% Shareholders
Jeffrey L. Feinberg(3)	2,810,517		28.7%
The Pinnacle Fund, L.P.(4)	1,340,475		13.7%

Named Executive Officers and Directors

David J. Langevin	667,859		6.8%
David H. Gransee	0		—
Andrew Rooke	0		—
Donald Brown	0		—
Todd C. Antenucci	13,403		*
Kyle R. Stallman	0		—
Patrick T. Flynn	0		—
Randy Murphy	0		—
Robert S. Gigliotti	1,155		*
Terrence P. McKenna	3,155		*
Marvin B. Rosenberg	1,155		*
Stephen J. Tober	1,000		*
Stephen R. Light	2,000	(5)	*
All Directors and Officers as a Group (13 persons)	689,727		7.0%

*	Less than 1%
(1)	Unless noted otherwise, the business address of each beneficial owner is 7402 W. 100th Place, Bridgeview, Illinois 60455.
(2)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, each share of common stock subject to options held by that person that will become exercisable within sixty (60) days of the date hereof is deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)

Based solely on a Schedule 13D filed on April 6, 2007 with the Securities and Exchange Commission, Jeffrey L. Feinberg and JLF Asset Management LLC are the beneficial owners of and have shared voting and dispositive power over 2,810,517 shares of Company common stock. Of the 2,810,517 shares, JLF Partners I, L.P. beneficially owns and has shared voting and dispositive power over 1,183,388 shares, and JLF Offshore Fund, Ltd. beneficially owns and has shared voting and dispositive power over 1,537,894 shares. The principal business address for Jeffrey L. Feinberg, JLF Asset Management LLC, and JLF Partners I, L.P. is 2775 Via de la Valle, Suite 204, Del Mar, California 92014. The principal business address for JLF Offshore Fund, Ltd. is c/o Goldman Sachs (Cayman) Trust, Limited, P.O. Box 896, Harbour Centre, 2nd Floor, North Church Street, Grand Cayman, Cayman Islands, British West Indies.

(4)

Based solely on a Schedule 13G filed on September 12, 2007 with the Securities and Exchange Commission, The Pinnacle Fund, L.P. is the beneficial owner of and has sole voting and dispositive power over 1,340,475 shares of Company common stock. This figure does not include 198,000 shares of Company common stock issuable upon the exercise of warrants held by The Pinnacle Fund, L.P. Such warrants are subject to exercise limitations that preclude the holder thereof from utilizing its exercise rights to the extent that it would beneficially own (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) in excess of 9.99% of the Company common stock, giving effect to such exercise. Pinnacle Advisers, L.P. is the general partner of The Pinnacle Fund, L.P. Pinnacle Fund Management, LLC is the general partner of Pinnacle Advisers, L.P. Barry M. Kitt is the sole member of management. As such, Mr. Kitt may be deemed to be the beneficial owner of the shares of Company common stock beneficially owned by The Pinnacle Fund, L.P. Mr. Kitt has expressly disclaimed beneficial ownership of all shares of Company common stock beneficially owned by The Pinnacle Fund, L.P. The business address of The Pinnacle Fund, L.P. is 4965 Preston Park Blvd., Suite 240, Plano, Texas 75093.

(5)

These shares are held indirectly by the Stephen R. Light and Carolyn M. Light Revocable Trust under an agreement dated May 4, 2007. Mr. Light is a trustee of the trust and retains voting control of the shares.

NAME CHANGE AMENDMENT PROPOSAL

Introduction

In connection with this consent solicitation, shareholders are being asked to consent to change the name of the Company to “Manitex International, Inc.,” which change would be effected by filing with the Michigan Department of Labor and Economic Growth a Certificate of Amendment to the Company’s Articles of Incorporation changing the name of the Company to “Manitex International, Inc.” The Certificate of Amendment to the Company’s Articles of Incorporation, in substantially the form of Appendix A, will be filed with the Michigan Department of Labor and Economic Growth as soon as permissible pursuant to Michigan law.

Purpose of the Name Change

In its 2007 fiscal year, the Company completed the disposition of its remaining testing and assembly equipment assets and has discontinued that business. Therefore, the Company’s Board of Directors has determined that it would be in the best interests of the Company and its shareholders to change the Company’s name to Manitex International, Inc. to better reflect the Company’s business of providing engineered lifting solutions, including boom truck cranes, rough terrain forklifts and special mission oriented vehicles, which is conducted primarily through the Company’s Manitex subsidiary.

Effect of the Name Change

The name change will not have any effect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name “Veri-Tek International, Corp.” will continue to be valid and represent shares of “Manitex International, Inc.” In the future, new stock certificates may be issued bearing the name “Manitex International, Inc.,” but this will in no way affect the validity of your current stock certificates. The name change will be reflected by book-entry. For those shareholders that hold physical certificates, please do not destroy or send to us your common stock certificates. Those certificates should be carefully preserved by you.

The American Stock Exchange lists Company common stock under the symbol “VCC.” If the name change is approved, we may request a new trading symbol on the American Stock Exchange for the Company’s common stock.

Vote Required for the Name Change Proposal

To approve the proposed name change amendment, Michigan law requires the consent of the holders of a majority of the outstanding shares of Company common stock entitled to vote. Abstentions and broker “non-votes” will have the same effect as the withholding of consent with respect to this proposal (i.e., the effect of votes against this proposal).

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CONSENT TO THE NAME CHANGE AMENDMENT PROPOSAL.

OTHER MATTERS

Shareholder Proposal for the 2008 Annual Meeting

Regulations of the Securities and Exchange Commission require consent solicitation statements to disclose the date by which shareholder proposals must be received by the Company in order to be included in the Company’s proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if, pursuant to Rule 14a-8, they wish a proposal to be included in the Company’s proxy statement and form of proxy relating to the 2008 annual meeting, a written copy of their proposal must be received at our principal executive offices no later than January 22, 2008. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in our proxy materials. Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received by us after April 6, 2008 and the proposal will not be brought before the meeting. To ensure prompt receipt by us, proposals should be sent certified mail, return receipt requested. The persons named in the Company’s proxies for its annual meeting of shareholders to be held in 2008, may exercise discretionary voting power with respect to any such proposal as to which the Company does not receive timely notice. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Appendix A

CERTIFICATE OF AMENDMENT TO THE

ARTICLES OF INCORPORATION

Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is Veri-Tek International, Corp.

2.	The identification number assigned by the Michigan Department of Labor & Economic Growth Bureau of Commercial Services is 10296D.

3.	Article I of the Articles of Incorporation is hereby amended to read as follows:

“The name of the corporation is Manitex International, Inc.”

The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the      day of             , 2008 by the written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given.

Signed this day of , 2008

By:
Name:	David Langevin
Title:	Chief Executive Officer

A-1

VERI-TEK INTERNATIONAL, CORP.

7402 W. 100th Place

Bridgeview, Illinois 60455

SHAREHOLDER CONSENT FORM

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF VERI-TEK INTERNATIONAL, CORP.

The undersigned shareholder of Veri-Tek International, Corp., a Michigan corporation (the “Company”), has received and reviewed the Consent Solicitation Statement that accompanies this Shareholder Consent Form, including all of the appendices thereto.

With respect to the following proposal, as more fully described and qualified in the Consent Solicitation Statement, the undersigned votes and consents as follows:

The amendment of the Company’s Articles of Incorporation to change the Company’s name to “Manitex International, Inc.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please mark, sign, and date this Shareholder Consent Form and return it via U.S. Mail to: Veri-Tek International, Corp., 7402 W. 100th Place, Bridgeview, Illinois 60455, Attention: Secretary, as soon as possible. If you are signing this Shareholder Consent Form as a general partner, corporate or limited liability company officer, attorney-in-fact, executor, administrator, trustee or guardian, please indicate such title. If shares are held by joint tenants, both persons should sign this Shareholder Consent Form.

Your failure to return this Shareholder Consent Form will be sufficient to indicate the withholding of your consent. In addition, you may revoke a consent made pursuant to this Shareholder Consent Form by (a) submitting written notice of revocation to our Secretary or (b) submitting to the Company another duly executed Shareholder Consent Form bearing a later date; provided, however, that the Company receives such revocation on or prior to the earlier of (i) the date the Company has sufficient consents to consummate this action or (ii) April 28, 2008.

This Shareholder Consent Form is subject to all of the terms and conditions described in the Consent Solicitation Statement. This Shareholder Consent Form is solicited by the Company’s Board of Directors and will be voted in the manner that you direct. IF NO DIRECTIONS ARE INDICATED, THE SHAREHOLDER CONSENT FORMS RETURNED TO US WILL BE COUNTED “FOR” ALL PROPOSAL DESCRIBED IN THE CONSENT SOLICITATION STATEMENT.

Dated: , 2008
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